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                                                                      EXHIBIT 23




                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 25, 1998 included in this Form 11-K, into the previously filed S-8 Registration Statement (File No. 33-71226) of Southern California Water Company.






                                        /s/ ARTHUR ANDERSEN LLP
                                        --------------------------------
                                            Arthur Andersen  LLP



Los Angeles, California
June 29, 1998





















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